                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Know all persons by these presents, that each person whose signature appears below constitutes and appoints H. Carol Bernstein, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended September 30, 2000 and any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----

                /s/ KENNETT F. BURNES                  Chairman of the Board         December 19, 2000
-----------------------------------------------------
                  Kennett F. Burnes

                /s/ SAMUEL W. BODMAN                   Director                      December 19, 2000
-----------------------------------------------------
                  Samuel W. Bodman

               /s/ WILLIAM P. NOGLOWS                  Director                      December 19, 2000
-----------------------------------------------------
                 William P. Noglows

               /s/ JUAN ENRIQUEZ-CABOT                 Director                      December 19, 2000
-----------------------------------------------------
                 Juan Enriquez-Cabot

               /s/ JOHN P. FRAZEE, JR.                 Director                      December 19, 2000
-----------------------------------------------------
                 John P. Frazee, Jr.

               /s/ STEVEN V. WILKINSON                 Director                      December 19, 2000
-----------------------------------------------------
                 Steven V. Wilkinson

                /s/ RONALD L. SKATES                   Director                      December 19, 2000
-----------------------------------------------------
                  Ronald L. Skates

                 /s/ MATTHEW NEVILLE                   President and Chief           December 19, 2000
-----------------------------------------------------    Executive Officer,
                   Matthew Neville                       Director

               /s/ WILLIAM C. MCCARTHY                 Vice President, Chief         December 19, 2000
-----------------------------------------------------    Financial Officer,
                 William C. McCarthy                     Treasurer and Assistant
                                                         Secretary

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